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AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 20, 1998
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report November 20, 1998
                (Date of earliest event reported: November 20, 1998)

                                   VERIO INC.

             (Exact name of registrant as specified in its charter)

            Delaware                       0-24219                      84-1339720
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
         incorporation)

    8005 South Chester Street, Suite 200, Englewood, Colorado      80112
           (Address of Principal Executive Offices)              (Zip Code)

                                 (303) 645-1900
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)




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         ITEM 5.  OTHER EVENTS.

         On October 20, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99(a) and incorporated herein by reference.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         99(a) Press release issued by the Registrant dated November 20, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VERIO INC.

                                                By: /s/ Carla Hamre Donelson
                                                    ------------------------
                                                    Carla Hamre Donelson
                                                    Vice President, General
                                                    Counsel and Secretary

Dated:    November 20, 1998





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                                 Exhibit Index

Exhibit No.                       Description
-----------                       -----------

   99(a)                Press Release issued by the Registrant
                        dated November 20, 1998.